UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2008

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts	01960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2008 Annual Meeting of Stockholders of Analogic Corporation (the “Registrant”) held on January 28, 2008 (the “Annual Meeting”), the Registrant’s stockholders approved the Analogic Corporation Non-Employee Director Stock Plan (the “Plan”). A description of the material terms of the Plan is set forth in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 17, 2007. A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Registrant’s stockholders approved further amendments to the Registrant’s Restated Articles of Organization and By-laws to declassify its Board of Directors (the “Board”) so that directors will be elected for one-year terms rather than staggered three-year terms. The amendments had been adopted by the Board on November 26, 2007, upon the recommendation of the Registrant’s Nominating and Corporate Governance Committee. The declassification process will take place as follows: at the Annual Meeting, the Class I directors were elected for a three-year term; at the 2009 annual meeting, the Class II directors will be elected for a one-year term; at the 2010 annual meeting, the Class II directors and the Class III directors will be elected for a one-year term; and at the 2011 annual meeting (and at each annual meeting thereafter), all directors will be elected for a one-year term. The Articles of Amendment effecting the declassification were filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on January     , 2008 and were effective as of filing. The related amendments to the By-laws were effective as of their approval at the Annual Meeting on January 28, 2008. The full text of the Registrant’s Restated Articles of Organization, as amended (including the Articles of Amendment filed on January     , 2008), and By-laws, as amended (including the amendments approved at the Annual Meeting), are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Effective as of the meeting of the Board held following the Annual Meeting, Edward F. Voboril and Gerald L. Wilson were appointed to succeed Bernard M. Gordon and John A. Tarello, respectively, as Chairman and Vice Chairman of the Board. The Registrant issued a press release on January 29, 2008 with respect to such appointments, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

Date: February 1, 2008	By:	/s/ John J. Fry
	Name:	John J. Fry
	Title:	Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description
3.1	Restated Articles of Organization, as amended

3.2	By-laws, as amended

10.1	Analogic Corporation Non-Employee Director Stock Plan

99.1	Press Release dated January 29, 2008